COMPASS EMP LONG/SHORT FIXED INCOME FUND

a series of COMPASS EMP FUNDS TRUST

Supplement dated December 5, 2013, to the

Prospectus dated November 1, 2013

______________________________________________________________________________

At a meeting held on November 18, 2013, the Board of Trustees of the Trust, based on the recommendation of Compass Efficient Model Portfolios, LLC (the “Advisor”), approved the following changes to the Compass EMP Long/Short Fixed Income Fund (the “Fund”):

1)  a change in the name of the Fund to the Compass EMP Market Neutral Income Fund; and

2)  changes in the Fund’s principal investment strategies, including the removal of the Fund’s investment policy requiring the Fund to invest at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) in fixed income securities, which it defines as including domestic and foreign treasury bills, notes, commercial paper corporate, government debt and other forms of indebtedness.

The changes in the name of the Fund to the Compass EMP Market Neutral Income Fund and to the Fund’s principal investment strategies will become effective on or about February 3, 2014.

The Fund’s revised investment policies and strategies will be set forth in a new prospectus and summary prospectus dated on or about February 3, 2014.

* * * * * * * * * *

This Supplement and the existing Prospectus dated November 1, 2013, as supplemented, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information each dated November 1, 2013, as supplemented have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Funds at 1-888-944-4367.

 Please retain this Supplement for future reference.